U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: July 29 , 2004



                 SAFE ALTERNATIVES CORPORATION OF AMERICA, INC.
             (Exact Name of registrant as specified in its Charter)




        Florida                       000-21627                  06-1413994
------------------------         ------------------          -------------------
(State of Incorporation)         Commission File No.         (IRS Employer
                                                             Identification No.)



      2614 Main St., Dallas, TX                                    75226
----------------------------------------                     -------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number:(214) 670-0005





                     (Registrant's former name and address)
                      440 Main Street, Ridgefield, CT 06877

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Pursuant to Item 304 of Regulation S-B the registrant states:

(a) (1)(i) On July 26, 2004, the Registrant's certifying independent accountant, S.W. Hatfield, C.P.A. was dismissed.

         (ii) The financial statements reported on by S.W. Hatfield, C.P.A. were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and interim periods, with the exception that S.W. Hatfield, C.P.A. did issue a going concern opinion which appears Note C of the Company's financial statements which are a part of the Form 10-KSB Annual Report for the period ending December 31, 2003;

         (iii) Not Applicable.

         (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, internal controls or auditing scope or procedure during the past two fiscal years and interim periods, including the interim period up through the date the relationship ended.

                  (B) Not applicable;

                  (C) Not applicable;

                  (D) Not applicable; and

                  (E) Not applicable.

         (2) On July 26, 2004, we engaged a replacement  independent  certifying
accountant  named  Sutton  Robinson  Freeman  &  Co.,  P.C.,   Certified  Public
Accountants located in Tulsa, Oklahoma.

                  (i) Not applicable; and

                  (ii) Not applicable.

         (3) The Registrant has provided to S.W. Hatfield, C.P.A., its former independent certifying accountant, a copy of the disclosures contained in this
Item 4 and the Registrant has requested a letter from S.W. Hatfield, C.P.A., addressed to the Commission, confirming the statements made by the Registrant in this Item 4.

(b) Not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired. Not Applicable

         (b)      Pro Forma financial information. Not Applicable

         (c)      Index to Exhibits.


         Exhibit Number    Description

         (16) Letter from S.W. Hatfield, C.P.A. pursuant to Item 304(a)(3) of Regulation S-B



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SAFE ALTERNATIVES CORPORATION
                                                   OF AMERICA, INC.
Dated: July 29, 2004

                                                    /s/ Dale Hensel
                                                   -----------------------------
                                                   By: Dale Hensel
                                                   Title: President